UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):             September 28, 2004

HF FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19972	46-0418532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD, 57104

 (Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:    (605) 333-7556

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

On September 28, 2004, HF Financial Corp. (the “Company”) terminated its engagement of McGladrey & Pullen, LLP (“McGladrey & Pullen”), as the Company’s independent public accounting firm effective immediately.  The decision to dismiss McGladrey & Pullen was considered and approved by the Audit Committee of the Board of Directors of the Company.

Also on September 28, 2004, the Company engaged Eide Bailly LLP (“Eide Bailly”) to serve as the Company’s independent public accounting firm for the fiscal year ending June 30, 2005, effective immediately.  The decision to engage Eide Bailly was considered and approved by the Audit Committee of the Board of Directors of the Company.

The reports of McGladrey & Pullen on the Company’s Consolidated Financial Statements for each of the fiscal years ended June 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were such financial statements qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2004 and 2003, and through September 28, 2004, there were (i) no disagreements with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey & Pullen, would have caused McGladrey & Pullen to make reference to the subject matter in connection with its report on the Company’s Consolidated Financial Statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended June 30, 2004 and 2003, and through September 28, 2004, the Company has not consulted with Eide Bailly with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as set forth Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01               Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K.

	Item No.	Description

	16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated September 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FINANCIAL CORP.

Date:	September 28, 2004	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President And Chief Executive Officer (Duly Authorized Officer)

Date:	September 28, 2004	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President, Chief Financial Officer, and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

Item No.	Description

16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated September 28, 2004.